Commitments	9 Months Ended
Jan. 31, 2025
Commitments [Abstract]
COMMITMENTS
12.
COMMITMENTS

The share purchase agreement related to the acquisition of BioStrand includes contingent earnout payments based on 20% of the EBITDA of BioStrand, as defined in the share purchase agreement, over a 7-year period ending April 30, 2029, which shall not exceed in total €12.0 million. The Company has determined these payments relate to post-acquisition services because they are contingent on the employment of two key employees and will be expensed in the period earned. As of January 31, 2025, no amount has been earned or paid on the Company's contingent earnout related to the BioStrand acquisition.